SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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     240.14a-12

.. . . . . . . . . . .TRINITY LEARNING CORPORATION . . . .
         (Name of Registrant as Specified In Its Charter)

.. . . . . . . .  . . . . . . . . . . . . . . . . . . . . . . .
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                       TRINITY LEARNING CORPORATION
                          3685 Mt. Diablo Blvd,
                                Suite 161
                           Lafayette, CA 94549

     __________________________________________________________________
                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       Wednesday, December 14, 2005
     __________________________________________________________________

To Our Shareholders:

     You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Trinity Learning Corporation, a Utah corporation (the "Company"). The Annual Meeting will be held at the offices of Reed Smith LLP at Two Embarcadero Center, Suite 2000, San Francisco, CA 94111, on Wednesday, December 14, 2005, at 8:00 a.m., local time, for the following purposes:

     1. To elect six directors, each to serve a term of one year, and until each of their successors is elected and shall qualify;

     2. To ratify the selection of Chisholm, Bierwolf & Nilsen, LLC as our independent auditors for the fiscal year ending June 30, 2006; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Our Board of Directors has fixed the close of business on November 23, 2005, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, and only shareholders of record at such date will be so entitled to notice and vote.

     Please sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope whether or not you expect to attend the meeting. You may revoke your Proxy and vote in person if you decide to attend the meeting.

Dated:  November 23, 2005          By Order of the Board of Directors,

                                   /s/ Doug Cole

                                   DOUG COLE
                                   Chief Executive Officer, Director

                          YOUR VOTE IS IMPORTANT.

PLEASE FILL IN DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. A PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE VOTING OF THE PROXY, BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY VOTING IN PERSON AT THE MEETING.

                       TRINITY LEARNING CORPORATION
            PROXY STATEMENT -- ANNUAL MEETING OF SHAREHOLDERS
                  --------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Trinity Learning Corporation for use at our Annual Meeting of shareholders to be held at the offices of Reed Smith LLP at Two Embarcadero Center, Suite 2000, San Francisco, CA 94111, on Wednesday, December 14, 2005 at 8:00 a.m., local time. Shareholders will consider and vote upon the proposals described herein and referred to in the Notice of the Meeting accompanying this Proxy Statement. This Proxy Statement and the enclosed proxy are first being sent to shareholders on or about November 25, 2005.

     We are sending these proxy materials to all of our shareholders of record on November 23, 2005 (the "Record Date"). Only shareholders who owned shares of our common stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. We use several abbreviations in this Proxy Statement. We may refer to our company as "we," "us" or "our company" or the "Company." The term "Annual Meeting" means our 2005 Annual Meeting of Shareholders.

QUESTIONS AND ANSWERS ABOUT OUR 2005 ANNUAL MEETING AND THIS PROXY STATEMENT

Q:   When and where is the 2005 Annual Meeting?

A: The 2005 Annual Meeting of Shareholders of Trinity Learning Corporation will be held at the offices of Reed Smith LLP located at Two Embarcadero Center, Suite 2000, San Francisco, CA 94111 at 8:00 a.m., local time, on Wednesday, December 14, 2005.

Q:   Why am I receiving these materials?

A: You are receiving these proxy materials from us because you owned shares of our common stock on the Record Date. This Proxy Statement describes issues on which we would like you, as a shareholder of record, to vote. It also gives you information on these issues so that you can make an informed decision. The proxy card is used for voting.

Q:   What is the effect of signing and returning my proxy card?

A: When you sign and return the proxy card, you appoint Doug Cole and Galen Davis as your representatives, or proxies, at the Annual Meeting. Doug Cole and Galen Davis will vote your shares at the Annual Meeting as you have instructed them on the proxy card. In this way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card, just in case your plans change. You can always vote in person at the Annual Meeting, even if you have already sent in your proxy card.

Q:   What am I voting on?

A: You are being asked to vote on (i) the election of six (6) nominees to serve as directors on our Board of Directors and, (ii) the ratification and appointment of our independent accountants for the fiscal year ending on June 30, 2006. These proposals are described more fully below in these proxy materials. As of the date of this Proxy Statement, the only business that our Board of Directors intends to present or knows of that others will present at the Annual Meeting is as set forth in this Proxy Statement. If any other matter or matters are properly brought before the Annual Meeting, it is the intention of the persons holding proxies to vote the shares they represent in accordance with their best judgment.

Q:   What is the vote required for each of the proposals presented at the
Annual Meeting to pass?


A: The votes cast on a particular proposal include votes "FOR," "AGAINST," "WITHHELD" and "ABSTAINED," but do not include broker non-votes (discussed below). The vote required and method of calculation for the proposals to be considered at the Annual Meeting are as follows:

     Proposal One Election of Directors. The six nominees receiving the highest number of votes, in person or by proxy, will be elected to serve as directors. You may vote either "FOR" or "WITHHOLD" your vote for the director nominees.

     Proposal Two Ratification of Chisholm, Bierwolf & Nilsen, LLC as Independent Auditors. The ratification of Chisholm, Bierwolf & Nilsen, LLC as our independent auditors will require the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy. You may vote "FOR," "AGAINST" or "ABSTAIN" from voting on this proposal.

Q:   How do I vote?

A: As a shareholder of record, you have the right to vote on certain business matters affecting our company. Each share of our common stock you own entitles you to one vote on the proposals presented in these proxy materials. As described below, you can vote by returning the enclosed proxy card in the envelope provided, as instructed on the proxy card, or by attending the Annual Meeting. Please see detailed instructions on the proxy card.

     If you return a signed proxy card (according to the enclosed instructions), you are enabling Doug Cole and Galen Davis, who are named on the proxy card as "proxy holders," to vote your shares at the Annual Meeting in the manner you indicate on the proxy card. If you return a signed proxy card but you do not provide voting instructions on the card, your shares will be voted FOR the current six incumbent Board members to serve as directors on our Board of Directors, and FOR ratification of the appointment of CBN as our independent auditors for the current fiscal year. If an issue comes up for a vote at the meeting that is not described in this Proxy Statement, Doug Cole and Galen Davis will vote your shares, under your proxy, in their discretion.

     If you attend the Annual Meeting and wish to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name, but if you wish to vote in person at the Annual Meeting, you must bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

     For shares of Common Stock that are beneficially owned by a shareholder and held in "street name" through a brokerage (if such shareholder's shares are registered in the name of a brokerage), your broker has the discretion to vote such shares on "routine matters" (such as election of directors), as more specifically described below.

Q:   What is a "broker non-vote"?

A: Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on "routine matters" (such as election of directors), but not on "non-routine" matters (such as shareholder proposals). Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares "FOR" routine matters but expressly instructing that the broker is NOT voting on non-routine matters. A "broker non-vote" occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

Q:   How are "broker non-votes" counted?

A: Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted for the purpose of determining the number of votes cast "FOR" or "AGAINST" a particular proposal on which the broker has expressly not voted. Your broker will have discretionary authority to vote your shares on each of the proposals that are routine matters.

Q:   How are abstentions counted?

A: If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the Annual Meeting.

Q:   What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts at the transfer agent and/or with stock brokers. Please vote each account by signing and returning all proxy cards to ensure that all your shares are voted.

Q:   What if I change my vote (i.e., what if I wish to revoke my proxy)?

A: You may revoke your proxy (i.e., cancel it) and change your vote at any time prior to the voting at the Annual Meeting. In order to do this, you may either:

     * sign and return another proxy bearing a later date (only your latest vote will be counted);
     * provide written notice of the revocation to our Secretary, prior to the time we take the vote at the Annual Meeting; or
      *   attend the Annual Meeting and vote in person.

Q:   Will my shares be voted if I do not sign and return my proxy card?

A: If your shares are held in street name, your brokerage firm may either vote your shares on "routine matters" (such as election of directors) or leave your shares unvoted. Your brokerage firm may not vote on "non-routine matters" such as a proposal submitted by a shareholder. We encourage you to provide instructions to your brokerage firm by completing the proxy that they send to you. This enables your shares to be voted at the Annual Meeting as you direct.

Q:   How many shares can be voted at the Annual Meeting?

A: As of the Record Date, 40,018,013 shares of our common stock were outstanding. Each outstanding share of our common stock entitles the holder to one vote on all matters covered in these proxy materials. Accordingly, there are a maximum of 40,018,013 votes that may be cast at the Annual Meeting.

Q:   What is a quorum?

A: A quorum is the number of shares that must be present, in person or by proxy, in order to hold the Annual Meeting and to conduct business. The required quorum for the Annual Meeting is a majority of the shares entitled to vote outstanding on the Record Date. Your shares will be counted as being present at the Annual Meeting if you appear in person at the meeting or if you submit a properly executed proxy card. All completed and signed proxy cards, whether representing a vote "FOR," "AGAINST," "WITHHELD" or "ABSTAINED" or a broker non-vote, will be counted toward the quorum requirement.

Q:   Who is soliciting my vote?

A: We, on behalf of our Board of Directors, are soliciting your vote. In addition to this solicitation by mail, proxies may be solicited by members of our Board of Directors, our officers and other employees by telephone, Internet or facsimile, in person or otherwise. Such person will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward the proxy materials to the beneficial owners.

Q:   Who will pay the costs of proxy solicitation?

A: We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing and mailing of the proxy materials.

Q:   What is the deadline for receipt of shareholder proposals?

A: As a shareholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission. In order to be considered for inclusion in the proxy materials for the 2006 Annual Meeting of Shareholders, shareholder proposals must be received by our Secretary no later than June 30, 2006, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. If a shareholder wishes to present a proposal at the 2006 Annual Meeting of Shareholders, the proposal must be sent to Trinity Learning Corporation, Shareholder Relations, 3685 Mt. Diablo Blvd, Suite 161, Lafayette CA 94549 and received prior to June 30,2006. The Board of Directors will review any proposal, which is received by that date and determine whether it is a proper proposal to present to the 2006 Annual Meeting.

               PRINCIPAL HOLDERS OF COMMON STOCK

     The following table sets forth certain information as of November 21, 2005 regarding current beneficial ownership of our common stock by (i) each person known by us to own more than 5% of the outstanding shares of our common stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares shown. The information presented is based on 40,018,013 outstanding shares of common stock as of November 21, 2005. Unless otherwise indicated, the address for each of the following is 3685 Mt. Diablo Blvd, Suite 161, Lafayette, California 94549.

                                      Number of     Total     Percent of Class
Name and Address of     Number of     Options &   Beneficial     Benefically
Beneficial Owner      Shares Owned   Warrants (1) Ownership (2)     Owned
Doug Cole
  Chief Executive
  Officer, President
  and Director         2,433,927(3)    659,460      3,093,387         7.6%

Edward P. Mooney
  Director             2,353,927(3)    659,460      3,013,387         7.4%

William Jobe
6654 Bradbury Court
Fort Worth, TX  76132
  Director               200,000       244,326        444,326         1.1%

Arthur R. Kidson
2 Epsom Road
Stirling, East London
Republic of South Africa
  Director                     0       150,171        150,171         0.4%

Richard G. Thau
2468 Sharon Oaks Drive
Menlo Park, CA  94025
  Director                     0       256,319        256,319         0.6%

Ron S. Posner
820 Stony Hill Road
Tiburon, CA 94920
  Director               100,000        75,138        175,138         0.4%

Dennis J. Cagan
903 Laguna Street
Santa Barbara, CA 93101
  Director                     0        74,138         74,138         0.2%

Richard Marino
  Chief Operating Officer      0       289,918        289,918         0.7%

Patrick R. Quinn
  Chief Financial Officer      0       103,333        103,333         0.3%

Steven Hanson
1319 NW 86th Street
Vancouver, WA 98665
  5% Shareholder       2,080,000     3,000,000      5,080,000        11.8%

Theodore Swindells
11400 Southeast 8th Street
Bellevue, WA 98004
  5% Shareholder       2,850,000     1,275,000      4,125,000        10.0%

Luc Verelst
Verbier, Switzerland
1936
  5%  Beneficial Owner 3,675,138     4,000,000      7,675,138        17.4%

All executive officers
and directors of the
Company as a group
(9 persons)            4,059,944(3)  2,512,263      6,572,207        15.5%

   * Denotes less than one percent (1%).
  (1) Reflects warrants, options or other convertible securities that will be exercisable, convertible or vested as the case may be within 60 days of October 13, 2005.
  (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days following October 13, 2005 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite such shareholder's name.
  (3) Includes 847,910 shares owned by Granite Creek Partners, LLC, a Utah limited liability corporation ("GCP"). Messrs. Cole and Mooney are each managers and members of GCP. Each disclaims beneficial ownership of the shares in the Company except to the extent of their pecuniary interest therein.

PROPOSAL 1   ELECTION OF DIRECTORS

      The Board of Directors has determined that there will be six (6) directors of the Company elected at the Annual Meeting. Doug Cole and William Jobe were elected by the shareholders at our last annual meeting. The remaining directors were appointed by the Board in 2004 and 2005 to fill vacancies existing on the Board.

      At the Annual Meeting, six directors are to be elected to serve for a term of one year or until a successor for each such director is elected and qualified, or until the death, resignation, or removal of such director. It is intended that the proxies will be voted for the six nominees named below for election to our Board of Directors unless authority to vote for any such nominee is withheld. Each of the nominees is currently serving as one of our directors. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the nominees named below. The six candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected as directors of our company.

     Certain information concerning the nominees to the Board of Directors is set forth below. Biographical information regarding the nominees is set for below under "EXECUTIVE OFFICERS AND DIRECTORS."

                                   NOMINEES

Name of Nominee     Age    Company Position Held    Served as Director Since

Doug Cole           50    CEO, President and Director          2002
William Jobe        67    Director                             2002
Arthur R. Kidson    62    Director                             2004
Richard G. Thau     58    Director                             2004
Ron S. Posner       63    Director                             2005
Dennis J. Cagan     60    Director                             2005

Affirmative Determinations Regarding Director Independence

     The Board of Directors has determined each of the following directors to be an "independent director" as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD"):
William Jobe, Arthur R. Kidson, Richard G. Thau, Ron S. Posner and Dennis J. Cagan.

     In this Proxy Statement, these five directors are referred to individually as an "Independent Director" and collectively as the "Independent Directors." The Independent Directors intend to meet in executive sessions at which only Independent Directors will be present in conjunction with each scheduled meeting of the Board of Directors.

Meetings of the Board of Directors

     There were eleven meetings of the Board of Directors held during fiscal year ending June 30, 2005. All directors, except for Arthur R. Kidson, attended at least 75 percent of the meetings of the Board and Committees of the Board on which they served.

Meetings of the Shareholders

     Members of the Board of Directors are encouraged by the Company to attend the Annual Meeting. A majority of the members of the Board attended the last annual meeting of the shareholders.

Audit Committee

     The Company has an Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, which consists of Richard Thau, William Jobe and Arthur Kidson. Richard Thau is the interim Chairperson of the committee. This committee, among other things, reviews the annual audit with the Company's independent accountants. In addition, the audit committee has the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Company's Board of Directors has determined that the Company has at least one audit committee financial expert on its Audit Committee. Mr. Richard Thau, the audit committee financial expert, is independent as that term is used in Item 7(d)
(3) (iv) of Schedule 14A under the Securities Act of 1934.

     The Audit Committee held two meetings during fiscal 2005. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

The Company's Director Nominations Process

     The Board has not established a Nominating Committee. Instead the Board selects the Director nominees to stand for election at the Company's annual meetings of shareholders and to fill vacancies occurring on the Board. In recommending nominees to serve as Directors, the Board will examine each Director nominee, including persons nominated by shareholders, on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate. However, the Board believes the following minimum qualifications must be met by a Director nominee to be recommended to the Board:

     * Each Director must display high personal and professional ethics, integrity and values;
     * Each Director must have the ability to exercise sound business judgment;
     * Each Director must be highly accomplished in his or her respective field;
     * Each Director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience;
     * Each Director must be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value; and
     * Each Director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Company's business.

     Recommendations for consideration, including recommendations from shareholders of the Company, should be sent to the Board of Directors, care of the Secretary of the Company, at the Company's headquarters in writing together with appropriate biographical information concerning each proposed nominee. See also the section dealing with "Shareholder Proposals," below.

   Communications with Directors

     We have not in the past adopted a formal process for shareholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board has been excellent. Nevertheless, during the upcoming year the Board will give full consideration to the adoption of a formal process for shareholder communications with the Board and, if adopted, publish it promptly and post it to our website.

   Compensation of Directors

     Non-employee members of our board of directors have been granted options from time to time to purchase shares of our common stock, but are not otherwise compensated in their capacity as directors. We do not pay any fees for attendance at committee meetings.

                      DIRECTORS AND EXECUTIVE OFFICERS

Biographical Information

     The following table sets forth the names, ages and titles of our executive officers and directors.

Name                     Age           Position
Doug Cole                50   Chief Executive Officer, President and Director
Richard J. Marino        56   Chief Operating Officer
Patrick R. Quinn         45   Chief Financial Officer
William D. Jobe          67   Director
Richard G. Thau          58   Director
Arthur Ronald Kidson     62   Director
Ron S. Posner            63   Director
Dennis J. Cagan          60   Director

     Certain biographical information pertaining to the above-named officers and directors is set forth below:

     Doug Cole. Mr. Cole has been a director of the Company and our Chief Executive Officer since 2002. For the past 25 years, Mr. Cole has worked in the information technology industry, with a focus on sales and marketing. He has successfully completed numerous acquisitions and strategic partnerships for and among various companies. He served as a director of USA Broadband, Inc., a publicly-traded company specializing in delivery of digital video and television programming, from 2001 to 2003, and served as interim president of its operating subsidiary, Cable Concepts, Inc., from 2001 to 2002. From 1998 to 2000, Mr. Cole served as a director of RateXchange Corporation and as a director of two of its subsidiaries, RateXchange I, Inc. and PolarCap, Inc. He served as Chairman, Chief Executive Officer, President and Principal Accounting Officer of RateXchange from 1999 to 2000. He served as the Chief Executive Officer of PolarCap, Inc. from its inception until 1998. Mr. Cole was the founder and Chief Executive Officer of Great Bear Technology from its inception in 1992 until its merger with Graphic Zone Inc. in 1992.

     Richard J. Marino. Mr. Marino was appointed as the Company's Chief Operating Officer in 2004. Mr. Marino has over 20 years of senior executive management experience in global operations, product development and sales for major publishing and media companies. Prior to joining us, Mr. Marino was most recently vice-president and publisher of Dowden Health Media. Prior thereto, from 2001 until 2003, Mr. Marino was managing partner of the Management Group, LLC, a business services organization. During 2001, Mr. Marino was also chief executive officer of Standard Media International, publisher of The Industry Standard Magazine. From 1999 to 2001, Mr. Marino was chief operating officer of CNET Networks, Inc., which operated one of the world's largest websites offering a variety of products and services.

     Patrick R. Quinn. Mr. Quinn was appointed as the Company's Chief Financial Officer in May 2005. In his capacity as CFO, Mr. Quinn is responsible for all facets of accounting, budgeting, treasury and cash management services and has also implemented the compliance process and
procedures for Sarbanes-Oxley.   Most recently, Mr. Quinn was employed by
Primedia Workplace Learning ("PWPL") as Chief Financial Officer from March 2004 to May, 2005. PWPL was a wholly-owned subsidiary of Primedia Inc (NYSE
PRM). From 2000 to 2003 Mr. Quinn was Chief Financial Officer for Fusion Laboratories, Inc. From 1997 to 2000 Mr. Quinn was Chief Financial Officer of B.R. Blackmarr & Associates, until its merger into BrightStar Information
Technology Corp (NASDAQ BTSR) where he was the Controller.   From 1989 to 1997
Mr. Quinn was Vice President/Chief Financial Officer for Affiliated Computer Systems/Precept. Mr. Quinn has also been an adjunct professor of finance in the MBA program at the University of Dallas, where he was rated in the top 5% of the adjunct faculty.

     William D. Jobe.  Mr. Jobe has been a director of the Company since
2002. He has been a private venture capitalist and a computer, communications and software industry advisor since 1991. Prior to that time, he worked in executive management for a number of firms in the computer, software and telecommunications industries including MIPS Technology Development, where he served as President, and Data General, where he was Vice President of North American Sales. Mr. Jobe has served as a director for a number of privately held and publicly held high technology companies including Qualix Group, Inc., Fulltime Software, Inc., Multimedia Access Corporation where he served as chairman of the board and director, Viewcast.com, GreatBear Technology Company, Tanisys Technology, Inc. and Interand Group.

     Richard G. Thau. Mr. Thau has been a director of the Company since 2004. Mr. Thau is a self-employed consultant/mentor/advisor, and investor in early stage information technology companies and serves as an executive-in-residence at InterWest Partners. From 1990 to 1999, Mr. Thau served as Director, Chairman of the Board and CEO of FullTime Software (formerly Qualix Group), a provider of software for network-based computing. He also is the former CEO of Micro-MRP.

     Arthur Ronald Kidson. Mr. Kidson has been a director of the Company since 2004 and is a chartered accountant in South Africa. Mr. Kidson was appointed a director pursuant to the terms of the agreement by which Trinity Learning acquired its interest in RiverBend Group Holdings (Proprietary) Limited. From 1998 to 2000, Mr. Kidson served as the Executive Director of Price Waterhouse Coopers Chartered Accountants in South Africa. Prior to that, Mr. Kidson served as Chairman of Coopers & Lybrand Chartered Accountants in South Africa.

     Ron S. Posner. Mr. Posner has been a director of the Company since May 2005. Mr. Posner is Chairman of NetCatalyst, a high-technology mergers and acquisitions firm, and a founding general partner of PS Capital LLC, an angel venture capital firm. Mr. Posner has over 30 years experience in the technology industry, having held CEO positions with a number of high technology companies, including Peter Norton Computing, a PC utilities software company. He has been an active investor and advisor to a number of Internet companies including PrizeCentral.com (now called Flipside.com and part of Vivendi-Universal Net Group), tunes.com (now part of Universal Music Group), Spinner.com (now part of AOL Time Warner), STV.com (now part of Sonic Foundry), Match.com (now part of TicketMaster City Search, Inc.), and Novatel Wireless. Mr. Posner serves on the Boards of Directors of eChinaCash and Puresight.

     Dennis J. Cagan. Mr. Cagan has served as a director since May 2005. He has been in the high technology industry as an active and successful entrepreneur for over 38 years, having founded over a dozen different companies. He has been an investor and professional board member (over 40 boards) for over 25 years. Most recently as the founder, Chairman and CEO of the Santa Barbara Technology Group, LLC, Mr. Cagan oversees all activities including monitoring portfolio investments, consulting to early-stage technology companies, and selecting new investments. Santa Barbara Technology Group, LLC is a private investment and consulting firm engaged primarily in working with, and investing in early-stage technology companies in Santa Barbara. The firm has become an important connection for any high-tech start-up on the California Central Coast. They provide world-class management assistance, strategic guidance, and valuable connections for entrepreneurs. They provide young companies access to financing and operational and technological infrastructure. Mr. Cagan is currently on the Boards of Directors of Acorn Technologies, Inc.; Pacific Palisades; BNI Holdings, Goleta, CA. (formerly Bargain Network); InQ, Inc. (Chairman), Agoura Hills, CA.; Nutricate Corp., Santa Barbara, CA.; Truston, Inc., Santa Barbara,
CA. (Chairman); and SaluDent International, Inc., Santa Barbara, CA. (Chairman). His non-profit activities include: Executive Board, California Coast Venture Forum; and Board of Directors, Santa Barbara County's United Way.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto as well as written representations provided to us by our executive officers, directors and 10 percent shareholders, we are unaware of any such persons failing to file on a timely basis any reports required by Section 16(a) of the Exchange Act, except for the following: (i) Richard Thau, Rich Marino, Ron Posner, Arthur Kidson, Dennis Cagan and Patrick Quinn inadvertently filed their Form 3s late, (ii) Doug Cole, Edward Mooney, Rich Marino, William Jobe, Richard Thau, Arthur Kidson and Ron Posner inadvertently filed their Form 4s late with regards to stock options granted to them under the Company's 2002 Stock Option Plan in 2004 and 2005, and (iii) Doug Cole and Edward Mooney inadvertently filed their Form 4s late with regards to private transfers without consideration of shares held by them in a limited liability company of which they are members and managers.

Code of Ethics

     We have adopted a code of ethics that applies to all employees of our company, including employees of our subsidiaries, as well as each member of our board of directors. The code of ethics is available on our website at www.trinitylearning.com.

EXECUTIVE COMPENSATION

     The table below sets forth certain information regarding the annual and long-term compensation for services by the named executive officers to us in all capacities for the fiscal years ended June 30, 2005 and 2004, the nine month transitional period ended June 30, 2003 and the fiscal year ended September 30, 2002. These individuals received no other compensation of any type, other than as set out below, during the fiscal years indicated. Summary Compensation Table

                    Annual Compensation              Long Term Compensation

Name and                          Other   Restricted       Long Term
Principal                         Annual     Stock   Stock Incentive All Other
Position      Year  Salary  Bonus Comp'tion  Awards Options  Payouts Comp'tion

Doug Cole
Chief
Executive
Officer       2005 $180,000   -     $64,000     -    500,000     -         -
              2004 $180,000         $12,000     -    250,000     -         -
              2003 $135,000 $25,000  $9,000     -    250,000     -    $12,500
              2002 $ 75,000          $5,000                           $12,500

Edward P.
Mooney
President     2005 $180,000   -     $12,000     -    500,000     -         -
              2004 $180,000         $12,000     -    250,000     -         -
              2003 $135,000 $25,000  $9,000     -    250,000     -
              2002                                                    $12,500

Rich Marino
Chief
Operating
Officer       2005 $210,000 $30,000 $17,000          250,000
              2004
              2003
              2002

Patrick R.
Quinn
Chief
Financial
Officer
(Partial year)2005 $ 25,223                          250,000

Christine R.
Larson
Chief
Financial
Officer
(Partial year)2005 $145,269     -    $6,730           80,000      -        -
              2004 $165,000     -    $9,000          250,000      -        -
              2003 $ 45,800     -                    200,000      -        -

  The following table sets forth the individual stock option grants made during the fiscal year ended June 30, 2005 to each of the above named executive officers.

Stock Option Grants in Last Fiscal Year

                                    Individual Grants
                                   % of Total Options
             Number of Securities Granted to Employees Exercise Price
Name         Underlying Options     in Fiscal Year      per share    Exp. Date
Doug Cole            250,000                               $0.22     4/18/2010
                     250,000              9.8%             $0.50     1/27/2005
Edward P. Mooney     250,000                               $0.22     4/18/2010
                     250,000              9.8%             $0.50     1/27/2005
Rich Marino          250,000              4.9%             $0.22     4/18/2010
Patrick R. Quinn     250,000              4.9%             $0.22     4/18/2010
Christine R. Larson   80,000              1.6%             $0.50     1/28/2010

     The following table sets forth the aggregate stock option exercises and fiscal year-end option values for each of the above named executive officers for the fiscal year ended June 30, 2005.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values

     The following table sets forth the aggregate stock option exercises and fiscal year-end option values for each of the above named executive officers. No stock options were exercised during the year ended June 30, 2005.

                                           # of Sec.         Exercise Value of
               Shares                   Underlying Unexerd   Unexer'd options
             Acquired on                Options at FY-End    at FY-end Ex'able
Name          Exercise   Value Realized Exer'able/Unexer'able  /Unexer'able
                                                            ($0.28 on 6/30/05)

Doug Cole        0             0         556,923  /  443,078   $11,405/$11,095
Edward P. Mooney 0             0         556,923  /  443,078   $11,405/$11,095
Rich Marino      0             0         231,834  /  293,166   $10,076/$10,674
Patrick R. Quinn 0             0          78,045  /  171,955    $4,683/$10,317
Christine R.
Larson           0             0        416,679  /  113,321     $5,253/ $1,494

The 2002 Stock Plan

     An aggregate of 13,500,000 shares of our common stock are currently authorized for issuance pursuant to our 2002 Stock Plan. This plan was approved on December 2, 2002, at a special meeting of our shareholders. The Plan allowed for a maximum aggregate number of shares that may be optioned and sold under the plan of (a) 3,000,000 shares, plus (b) an annual 500,000 increase to be added on the last day of each fiscal year beginning in 2003 unless a lesser amount is determined by the board of directors. The plan became effective with its adoption and remains in effect for ten years unless terminated earlier. On December 30, 2003, the board of directors amended the 2002 Stock Plan to allow for a maximum aggregate number of shares that may be optioned and sold under the plan of (a) 6,000,000 shares, plus (b) an annual 1,000,000 increase to be added on the last day of each fiscal year beginning in 2004 unless a lesser amount is determined by the board of directors. Options granted under the plan vest 25% on the day of the grant and the remaining 75% vests monthly over the next 36 months.

PROPOSAL 2:  RATIFICATION OF INDEPENDENT AUDITORS

     Our Audit Committee has recommended to the Board of Directors that Chisholm, Bierwolf & Nilson, LLC be selected as our independent auditors. The Board of Directors has accepted this recommendation and has selected Chisholm, Bierwolf & Nilson, LLC to be our independent auditors for the fiscal year ending June 30, 2006. Chisholm, Bierwolf & Nilson, LLC served as our auditors for the fiscal year ended June 30, 2005.

     We are asking the shareholders to ratify the selection of Chisholm, Bierwolf & Nilson, LLC as our independent auditors for the fiscal year ending June 30, 2006. The affirmative vote of the holders of a majority of the shares represented and voting on this proposal will be required to ratify the selection of Chisholm, Bierwolf & Nilson, LLC.

     In the event the shareholders fail to ratify the appointment, the Audit Committee will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board of Directors or Audit Committee in their discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors determines that such change would be in the best interest of our company and its shareholders.

     Representatives of Chisholm, Bierwolf & Nilson, LLC are not expected to attend the Annual Meeting in person, but they are expected to participate by telephonic conference and will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from shareholders.

    The Board of Directors unanimously recommends that our shareholders vote FOR the proposal to ratify the selection of Chisholm, Bierwolf & Nilson, LLC to serve as our independent auditors for the fiscal year ending June 30, 2006.

Audit and Other Fees

    The Audit Committee has selected and retained Chisholm, Bierwolf & Nilson, L.L.C. as our independent auditors for the fiscal year ended 20, 2005. This is the first year that Chisholm, Bierwolf & Nilson, LLC has audited our financial statements.

     The following table presents fees for professional services rendered by our auditors for the audit of our annual financial statements for the fiscal years ended June 30, 2005 and June 30, 2004 and fees billed for other services rendered by them during those periods:

                                        Chisholm, Bierwolf, Nilson, LLC
                                        Fiscal 2005         Fiscal 2004
              Audit Fees (1)            $    108,725        $
              Audit-Related Fees (2)               -
              Tax Fees (3)                         -
              All Other Fees (4)                   -
                                        ------------        -----------
              Total                     $    108,725        $         0
                                        ============        ===========

                                              BDO Spencer Steward
                                        Fiscal 2005         Fiscal 2004
              Audit Fees (1)            $     77,131        $   190,000
              Audit-Related Fees (2)           1,581                  -
              Tax Fees (3)                         -             50,530
              All Other Fees (4)              13,963                  -
                                       ------------         -----------
              Total                    $     92,675         $   240,530
                                       ============         ===========

                                       Bierwolf, Nilson & Associates, LLC
                                        Fiscal 2005         Fiscal 2004
              Audit Fees (1)            $                   $    15,000
              Audit-Related Fees (2)                             97,433
              Tax Fees (3)                                            -
              All Other Fees (4)                                      -
                                        ------------        -----------
              Total                     $          0        $   112,433
                                       ============         ===========

(1) Audit Fees consist of an estimate of fees to be billed for the annual audits and quarterly reviews.
(2) Audit-Related Fees consist of fees billed for various SEC filings and accounting research.
(3) Tax Fees consist of fees billed for tax consultation and assistance in the preparation of tax returns.
(4) All other fees.

     All audited-related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of those services by BDO Spencer Steward was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

Pre-Approval Policy

     The policy of the Audit Committee is to pre-approve all auditing and non-auditing services of the independent auditors, subject to de minimus exceptions for other than audit, review, or attest services that are approved by the Audit Committee prior to completion of the audit. Alternatively, the engagement of the independent auditors may be entered into pursuant to pre-approved policies and procedures established by the Committee, provided that the policies and procedures are detailed as to the particular services and the Committee is informed of each service.

Recent Changes in Accountants

     As was previously reported, we appointed Chisholm, Bierwolf & Nilson, LLC, on December 13, 2004, to serve as our independent auditor for the fiscal year ended June 30, 2005. The decision to change auditors was approved by our Audit Committee. Chisholm, Bierwolf & Nilson, LLC and its predecessor entity, Bierwolf, Nilson & Associates, had audited our financial statements for the transition period ended June 30, 2003 and the year ended September 30, 2002. We had not consulted with Chisholm, Bierwolf & Nilson, LLC during the two fiscal years ended June 30, 2005 and June 30, 2004 or during the subsequent interim reporting periods through and including the termination date of December 13, 2004, on either the application of accounting principles or type of opinion Chisholm, Bierwolf & Nilson, LLC might issue on our financial statements.

     On December 6, 2004, we notified BDO Spencer Steward ("BDO") of our decision to dismiss BDO as our independent auditors. BDO audited the financial statements for the years ended June 30, 2003 and 2004 for IRCA (Proprietary) Limited ("IRCA"), a South African company, in which we, through our wholly owned subsidiary, Danlas Limited, acquired 51% of the issued and outstanding shares in the fiscal year ended June 30, 2004. We understand that BDO will continue to serve as IRCA's independent auditor.

     BDO audited our financial statements for the fiscal year ended June 30, 2004. BDO's auditor's report for the year ended June 30, 2004 contained a separate paragraph stating, "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 14 to the financial statements, the Company has suffered losses from operations and has negative working capital. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 14. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." Except as so noted, BDO's report for this period did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audit of the period ended June 30, 2004, there were no disagreements or reportable events between us and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports.

     Effective July 8, 2004, we engaged BDO as our principal independent auditors with respect to our fiscal year ending June 30, 2004. The decision to change auditors was approved by our board of directors. Prior to their appointment, BDO had previously audited IRCA for the fiscal year ended June 30, 2003. During the fiscal year ended September 30, 2002, the transition period ended June 30, 2003 and through the date of their engagement, we did not consult BDO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor was oral advice provided that BDO concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or reporting issue, or (ii) any matter that was the subject of a disagreement or event identified in response to paragraph
(a)(1)(iv) of Item 304 of Regulation S-B.

     On July 8, 2004, we also notified Chisholm, Bierwolf & Nilson, LLC, ("CBN") of our decision to dismiss CBN as our independent auditors. CBN's predecessor firm, Bierwolf, Nilson & Associates ("BNA"), audited our financial statements for the fiscal year ended September 30, 2002 and the transition period ended June 30, 2003. BNA's auditor's report for the transition period ended June 30, 2003 contained a separate paragraph stating, "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 13 to the consolidated financial statements, the Company's significant operating losses raise substantial doubt about our ability to continue as a going concern. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty." BNA's auditor's report for the fiscal year ended September 30, 2002 contained a separate paragraph stating, "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 10 to the financial statements, the Company's significant operating losses raise substantial doubt about our ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty." Except as so noted, BNA's reports for each of these two periods did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with audits of the transition period ended June 30, 2003 and the fiscal year ended September 30, 2002, and any subsequent interim period preceding the date hereof, there were no disagreements or reportable events between us and CBN or its predecessor entity BNA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CBN or BNA, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports.

     On February 19, 2004, our independent auditors, BNA, informed us that on February 10, 2004, that it had merged its operations into CBN and was therefore effectively resigning as our auditors. BNA had audited our financial statements for the fiscal year ended September 30, 2002 and the transition period ended June 30, 2003 and its reports for each of these two periods did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to BNA on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years or any subsequent interim period preceding the date of the merger that resulted in the effective resignation of BNA as our auditors. Our board of directors confirmed that we would continue our engagement with CBN and approved the change in auditors resulting from the merger of BNA into CBN.


AUDIT COMMITTEE REPORT

    The following report of the Audit Committee of the Company shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.


To: The Board of Directors

    The Audit Committee of the Board of Directors is responsible for independent, objective oversight of the Company's accounting functions and internal controls over financial reporting. The Audit Committee is composed of three directors, each of whom is independent in accordance with the requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers. The Audit Committee operates under a written charter approved by the Board of Directors.

     Management is responsible for the Company's internal controls over financial reporting. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended June 30, 2005.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and letter from the independent auditors required by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2005.

     The charter for the Audit Committee is attached to this proxy statement as Exhibit A.

                           AUDIT COMMITTEE

Dated:  November 23, 2005  Richard Thau
                           William Jobe
                           Arthur Kidson

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Our corporate reorganization during the fiscal year ended September 30, 2002 was effected primarily by two of our officers and directors, Messrs. Douglas Cole and Edward Mooney. During that fiscal year and the transition period subsequent thereto, we entered into several transactions with these individuals and with entities affiliated with them, as well as entities affiliated with Theodore Swindells, a significant stockholder of our company.

     As of July 15, 2002, we entered in a two-year Advisory Agreement with Granite Creek Partners, LLC ("GCP"), formerly King's Peak Advisors, LLC, automatically renewable for an additional 12-month period. Under the terms of the Advisory Agreement, GCP agreed to provide us with general corporate, financial, business development and investment advisory services on a non-exclusive basis. These services include assisting with the identification of placement agents, underwriters, lenders and other sources of financing, as well as additional qualified independent directors and members of management. GCP is a private company whose principals are Messrs. Cole, Mooney and Mr.
Swindells.   At our August 19, 2003 board of directors', meeting, our board of directors voted to suspend the Advisory Agreement from August 15, 2003 until January 2004, and this agreement remains suspended. Through December 31, 2003, GCP had earned a total of $315,000 under the Advisory Agreement, $110,000 of which was converted into 4,400,000 shares of our common stock in March 2003. The remaining balance of $205,000 was paid in full to GCP as of June 30, 2004.

     As of July 31, 2002, we entered into an Advisory Agreement with EAS, a private entity of which Mr. Swindells is a principal, pursuant to which EAS agreed to provide financial advisory and investment banking services to us in connection with various equity and/or debt transactions. In exchange for such services, we agreed to pay EAS a retainer fee of $5,000 per month and a commission ranging from 5% to 7% based on the type of transaction consummated, such fees being payable, at EAS' option, in cash or our common stock. On October 2, 2003, we renewed the agreement with EAS on terms similar to those contained in the first agreement. On January 1, 2004, we amended the October 2003 agreement in connection with our January 2004 senior convertible bridge note offering, which closed on May 28, 2004, for which we paid EAS a fee of 10%. Through June 30, 2004, EAS had earned a total of $1,065,104 pursuant to our arrangement with them, of which $345,450 was earned in connection with private equity and/or debt transactions and $719,654 was earned for advisory services in connection with certain acquisitions. In January 2004, 250,000 shares of our common stock with a fair market value of $375,000 was paid to EAS in the Company's common stock. As of June 30, 2004, the balance owed to EAS was $66,653. On May 27, 2004, European American Perinvest Group, a subsidiary of EAS, invested $100,000 in our 2004 senior convertible bridge note offering. On May 28, 2004, this investment was converted to 166,699 restricted shares of our common stock as part of the total conversion of this financing to 4,520,069 shares of our common stock.

     During the period August 2001 to June 30, 2002, Mr. Swindells advanced a total of $925,000 to us by way of short-term non-interest bearing working capital loans. We repaid $500,000 of the total amount owing in September 2003 and issued an aggregate of 850,000 shares of our common stock to Mr. Swindells in November 2003 in payment of the remaining balance of $425,000. During the period June 2004 to October 2004, Mr. Swindells advanced us $155,000. On August 10, 2004 we repaid $50,000 of this amount and on November 2, 2004 we paid the remaining balance of $105,000. On October 14, 2004, Mr. Swindells exercised warrants to purchase 300,000 shares of our common stock at $0.05 per share.

     In October 2002, we issued convertible promissory notes in the aggregate principal amount of $500,000 (the "Bridge Financing Notes") to certain individuals and entities, and in connection with the issuance of the Bridge Financing Notes, issued warrants to the holders of the notes to purchase
additional shares of common stock.   Of the total principal amount of the
Bridge Financing Notes, $55,000 was advanced by GCP and $120,000 by Mr. Swindells. On May 19, 2003, the aggregate principal amount of the Bridge Financing Notes and accrued interest thereon of $34,745 was converted into 1,336,867 shares of common stock at a price of $0.40 per share. The warrants issued in connection with the Bridge Financing Notes are exercisable for a period of one year at a price of $0.05 per share, and contain a net issuance provision whereby the holders may elect a cashless exercise of such warrants based on the fair market value of the common stock at the time of conversion. On March 26, 2004, GCP exercised its warrants in a cashless exercise for which it received a total of 126,042 shares of common stock.

     In connection with our acquisition of our interest in IRCA, we entered into an agreement with Titan Aviation Ltd. ("Titan"), a private company held in a trust of which Mr. Martin Steynberg and other business partners are the beneficiaries. Pursuant to this agreement, we paid Titan on May 14, 2004 the sterling equivalent of the sum of 4,000,000 South African Rand (or $607,165) in consideration for various services rendered to IRCA. Mr. Steynberg, who is a stockholder in IRCA Investments (Proprietary) Limited, which owns 25.1% of IRCA, became a director of our company on January 1, 2004 pursuant to the terms of the IRCA acquisition.

     William Jobe, one of our directors, was paid a total of $59,500 during the period December 2003 to May 2004 as compensation for merger and acquisition services associated with our acquisition of TouchVision. In August 2004, we paid Mr. Jobe an additional $4,815 in connection with the TouchVision transaction.

     Ted Swindells, a holder of approximately 9.8% of the Company's Common Stock, lent the Company $300,000 in April, 2005 pursuant to a non interest bearing unsecured demand promissory note. The loan proceeds were used for working capital. $250,000 of the loan was repaid in October, 2005.

                       SHAREHOLDER PROPOSALS

     As a shareholder, you may be entitled to present proposals, including nominations for director, for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission. In order to be considered for inclusion in the proxy materials for the 2006 Annual Meeting of Shareholders, shareholder proposals, including nominations for director, must be received by our Secretary no later than June 30, 2006, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. If a shareholder wishes to present proposal at the 2006 Annual Meeting of Shareholders, the proposal must be sent to Trinity Learning Corporation, Shareholder Relations, 3685 Mt. Diablo Blvd, Suite 161, Lafayette CA 94549 and received prior to June 30, 2006. The Board of Directors will review any proposal, which is received by that date and determine whether it is a proper proposal to present to the 2006 Annual Meeting.

OTHER MATTERS

     As of the date of this Proxy Statement, our Board of Directors does not intend to present and has not been informed that any other person intends to present a matter for action at the 2005 Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment. The Board of Directors may read the minutes of the last Annual Meeting of Shareholders and make reports, but shareholders will not be required to approve or disapprove such minutes or reports.

     Copies of our Annual Report on Form 10-KSB (including financial statements and financial statement schedules) filed with the Securities and Exchange Commission may be obtained without charge by writing to Trinity Learning Corporation, Attn: Investor Relations Dept., 3685 Mt. Diablo Blvd, Suite 161, Lafayette CA 94549 or via our web site at www.trinitylearning.com. Copies of our Annual Report on Form 10-KSB for the year ended June 30, 2005 are being mailed with this Proxy Statement.

     The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, please sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.

Dated:  November 23, 2005            By Order of the Board of Directors,

                                     DOUG COLE
                                     Chief Executive Officer
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                             Appendix A
                       Audit Committee Charter

  The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  * Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  * Monitor the independence and performance of the Company's independent auditors and internal auditors.

  * Provide an avenue of communication among the independent auditors, management, the internal auditors, and the Board of Directors.

  The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, outside or special legal, accounting or other consultants or experts it deems necessary in the performance of its duties at its discretion, without prior permission of the Company's Board of Directors or its management.

 I.    Audit Committee Composition and Meetings

  The Audit Committee shall comprise at least three or more Directors as determined by the Board, each of whom shall be independent, outside, non-executive Directors, free from any relationship that would interfere with the exercise of his or her independent judgment (see Definitions). All members of the Committee shall have a basic understanding of finance and accounting, and be able to read and understand fundamental financial statements. At least one member of the Committee shall have accounting or related financial management expertise.

  Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership. At least annually, the Board shall determine whether all existing and potential Audit Committee members are independent of management of the Company.

  The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matter that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors twice annually to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

 II.   Audit Committee Responsibilities and Duties

  Review Procedures

  * Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and require the Company to publish the document at least every three years in accordance with SEC regulations.

  * Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

  * In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditors together with management's responses.

  * Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statement prior to filing or distribution.

  * Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards (SAS) No. 61 (see Appendix).

       Independent Auditors

  * The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

  * Approve the fees and other significant compensation to be paid to the independent auditors. This approval will include an evaluation of all auditing and non-auditing services provided by the external auditors.

  * On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company and whether any could impair the auditors' independence. The Committee will also ensure that it receives from the independent auditors a formal written statement delineating these relationships consistent with Independence Standards Board Standard I.

  * Review the independent auditors' audit plan, and discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

  * Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors.

  * Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61 (see Appendix).

  * Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting, including:

       1. Discuss with management and the independent auditors the quality of the accounting principles and underlying estimates used in the preparation of the Company's financial statements.

       2. Discuss with the independent auditors the clarity of the financial disclosure practices used or proposed by the Company.

       3. Inquire as to the independent auditors' views about whether management's choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common practices or are minority practices.

  * Review with management and the independent auditors their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control system.

  * Review with management and the independent auditors the Company's compliance with laws and regulations.
       Legal Compliance

  * On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

  * Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

       Other Audit Committee Responsibilities

  * Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

  * Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

  * Review and determine that periodic updates are made on a Code of Corporate Conduct. Instruct management to promptly advise the Audit Committee of any material breaches in compliance with the Code of Ethics.

  *    Periodically perform self-assessment of Audit Committee performance.

  * Review financial and accounting personnel succession planning within the Company.

  *    In connection with each periodic report of the Company, review:

       1. Management's disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act.

       2. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

  DEFINITIONS

       Independent Director: An independent director is a member of the Company's Board of Directors who meets the following criteria:

       * Former employee who has been separated from the Company for a minimum of three years.

       * Family member of former employee who has been separated from the Company for a minimum of three years. Family members are defined as a person's spouse, parents, children, siblings, mother-fathers-in-law, sons-and daughters-in-law, and anyone who shares such person's home.

       * Business relationships of the Director do not impair the Director's business judgment. Business relationships include a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Company, or who has a direct business relationship with the Company (e.g., a consultant, advisor, promoter, underwriter, legal counsel, or trustee of or to the institution or its affiliates).

       * The Audit Committee member's compensation cannot be impacted by an employee of the Company.

       * The Audit Committee member may not own or control, currently or within the preceding year, assets representing ten percent or more of any outstanding voting securities of the Company.

  APPENDIX   DEFINITIONS (CONTINUED)
       Statement of Auditing Standards (SAS) No. 61: SAS 61 requires that auditors discuss certain matters with Audit Committees of all SEC engagements. The communication may be in writing or oral and may take place before or after the financial statements are issued. Items to be communicated include:

  * The auditor's responsibility under Generally Accepted Auditing Standards (GAAS);

  *    Significant accounting policies;

  *    Management judgments and accounting estimates;

  *    Significant audit adjustments;

  * Other information in documents containing audited financial statements;

  *    Disagreements with management   including accounting principles,
       scope of audit, disclosures;

  *    Consultation with other accountants by management;

  *    Major issues discussed with management prior to retention; and

  *    Difficulties encountered in performing the audit.

                   TRINITY LEARNING CORPORATION
               2005 ANNUAL MEETING OF STOCKHOLDERS
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of TRINITY LEARNING CORPORATION, a Utah corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated November 23, 2005, and hereby appoints Doug Cole and Galen Davis, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Stockholders of the Company, to be held on Wednesday, December 14, 2005, at 8:00 a.m., local time, at the offices of Reed Smith LLP at Two Embarcadero Center, Suite 2000, San Francisco, CA 94111, and at any adjournment or adjournments thereof, and to vote all shares of the Company's Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of directors; FOR the ratification of the appointment of Chisholm Bierwolf & Nilsen as the independent auditors of the Company; and as said proxies deem advisable on such other matters as may come before the meeting.

     A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.


THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS

[ ]         Votes must be indicated (x) in Black or Blue ink.

1.          ELECTION OF DIRECTORS:

FOR all nominees  [ ]  WITHHOLD AUTHORITY to vote [ ]        *EXCEPTIONS  [ ]
listed below.         for all nominees listed below.

Nominees:        Doug Cole, William Jobe, Arthur R. Kidson, Richard G. Thau,
Ron S. Posner, Dennis J. Cagan

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions

2. Proposal to ratify the appointment of Chisholm Bierwolf & Nilsen as the independent auditors of the Company for the fiscal year ending June 30, 2006.
              FOR [ ]        AGAINST  [ ]           ABSTAIN [ ]

and upon such matters which may properly come before the meeting or any adjournment thereof.

     (This Proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.)


Date:  December ____, 2005      Share Owner sign here  ___________________


                                Co-Owner sign here ________________________